Exhibit 10.21

AMENDMENT AND CONSENT

This AMENDMENT AND CONSENT (this “Amendment”) dated as of May 11, 2005, is among (a) WASTE INDUSTRIES USA, INC. (f/k/a Waste Holdings, Inc.), a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the “Company”), and each of the subsidiaries of the Company that has executed a Guaranty Agreement (as defined in each of the Note Agreements defined below) (the “Guarantors”) and (b) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (“Prudential”), PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, U.S. PRIVATE PLACEMENT FUND and any other noteholders who are or may become parties to the Note Agreements (as defined below) (collectively, the “Noteholders”).

WHEREAS, the Company and Prudential are parties to the Amended and Restated Note Purchase Agreement, dated as of March 31, 2001 (as amended, restated or otherwise modified through the date hereof, the “Purchase Agreement”), and the Company and the Noteholders are parties to the Amended and Restated Note Purchase and Private Shelf Agreement, dated as of March 31, 2001 (as amended, restated or otherwise modified through the date hereof, the “Shelf Agreement” and, together with the Purchase Agreement, the “Note Agreements”);

WHEREAS, the Guarantors have entered into the Guaranty Agreements in connection with the Note Agreements; and

WHEREAS, the Company and the Guarantors have requested that the Noteholders agree, and the Noteholders have agreed, on the terms and subject to the conditions set forth herein, to modify, among other things, the negative covenants under the Note Agreements described below;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Note Agreements shall have the same meanings herein as in the Note Agreements.

2. Amendments to Note Agreements.

2A. Paragraph 5A(3) of the Note Agreements.

(i) Paragraph 5A(3) of the Note Agreements is amended by deleting it in its entirety and substituting the word “Reserved” in lieu thereof.

2B. Paragraph 6A of the Note Agreements.

(i) Subparagraph (f) of Paragraph 6A of the Note Agreements is hereby amended to read in its entirety as follows:

“(f). Capital Expenditures. Capital Expenditures for any fiscal year shall not exceed (i) $42,000,000 for the fiscal year 2005, and (ii) $43,000,000 for the fiscal year 2006 and thereafter.”

2C. Paragraph 6G of the Note Agreements.

(i) Paragraph 6G of the Note Agreements is hereby amended to read in its entirety as follows:

“6G. Restricted Distributions and. Redemptions. Neither the Company nor any of its Subsidiaries shall redeem, convert, retire or otherwise acquire shares of any class of its capital stock or other equity interest, or make any Distributions, except that (i) the Company or any Subsidiary may make Distributions to the Company or another Subsidiary of the Company and (ii) so long as no Default or Event of Default then exists or would result from such payment, the Company or any Subsidiary may make cash dividend payments in an amount not to exceed $3,500,000 in any fiscal year. In addition, neither the Company nor any of its Subsidiaries shall effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Company’s or any of its Subsidiaries’ capital stock or other equity interest. Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall make any Distribution under this paragraph 6G if a Default or Event of Default exists or would be created by the making of such Distribution.”

2D. Schedule 8A of the Note Agreements.

(i) Schedule 8A of the Note Agreements are hereby amended by replacing Schedule 8A of each Note Agreement in its entirety with Schedule 8A attached to this Amendment.

3. Consent. Notwithstanding the provisions of paragraph 6H of each of the Note Agreements that prohibit the amendment of any negative covenant, financial covenant or event of default relating to the Bank Debt, each of the undersigned consents to the amendments to the Bank Agreement as effectuated by the amendment of the Bank Agreement on the date hereof as delivered to the Noteholders under Section 5(a)(iii) hereof.

4. Affirmation and Acknowledgment. The Company and each of the Guarantors hereby ratifies and confirms all of its obligations to the Noteholders as evidenced by the Note Agreements and the Related Documents, including, without limitation, the Notes, and the Company and each of the Guarantors hereby affirms its absolute and unconditional promise to pay to the Noteholders all obligations under the Note Agreements and the Related Documents. The Company and each of the Guarantors hereby confirms that the Obligations (as defined in the Security Agreement) are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Company and the Guarantors as security for the Obligations.

5. Conditions of Effectiveness. This Amendment shall become effective when, and only when (the “Effective Date”):

(a) The Noteholders shall have received executed originals of this Amendment in form and substance satisfactory to the Required Holders in all respects;

(b) The Noteholders shall have received executed originals of the Amendment to Bank Agreement, in form and substance satisfactory to the Required Holders in all respects;

(c) The Company shall have paid to the Noteholders an amendment fee equal to 0.02% of the outstanding Notes, which percentage the Company represents and warrants to the Noteholders is not less than the highest percentage all-in fee (including arrangement fees, upfront and other fees) paid to any party to the Bank Agreement, based on their commitments thereunder, in connection with the Amendment to Bank Agreement.

6. Representations and Warranties.

(a) Except as disclosed in the updated disclosure schedules attached hereto and incorporated herein, the Company hereby repeats and confirms each of the representations and warranties made by it in each of the Note Agreements, as amended hereby, as though made on and as of the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date, with each reference therein to “this Agreement”, “hereof”, “hereunder”, “thereof”, “thereunder” and words of like import being deemed to be a reference to the Note Agreements as amended hereby.

(b) The Company and each Guarantor further represents and warrants as follows:

(i) The execution, delivery and performance by the Company and each Guarantor of this Amendment are within its corporate or company powers, have been duly authorized by all necessary corporate or company action and do not contravene (A) its charter or by-laws, or certificate of formation or operating agreement, as the case may be, (B) law or (C) any legal or contractual restriction binding on or affecting the Company or the Guarantors; and such execution, delivery and performance do not or will not result in or require the creation of any Lien upon or with respect to any of its properties.

(ii) No governmental approval is required for the due execution, delivery and performance by the Company or any Guarantor of this Amendment, except for such governmental approvals as have been duly obtained or made and which are in full force and effect on the date hereof and not subject to appeal.

(iii) This Amendment constitutes the legal, valid and binding obligations of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms.

(iv) There are no pending or threatened actions, suits or proceedings affecting the Company, the Guarantors or any of their Subsidiaries or the properties of the Company, the Guarantors or any of their Subsidiaries before any court, governmental agency or arbitrator, that may, if adversely determined, materially adversely affect the financial condition, properties, business, operations or prospects of the Company, the Guarantors or any of their Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of either of the Note Agreements, as amended by this Amendment.

(v) No Event of Default or Default has occurred and is continuing.

(vi) There has been no material adverse change in the financial condition, business operation or prospects of the Company or its Subsidiaries since December 31, 2004.

7. Miscellaneous.

7A. Reference to and Effect on the Note Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in either of the Note Agreements to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such Note Agreement, and each reference in any other document to “the Note Agreement”, “thereunder”, “thereof” or words of like import referring to such Note Agreement, shall mean and be a reference to such Note Agreement, as amended hereby .

(b) Except as specifically amended above, the Note Agreements, and all other related documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any holder of a Note under either of the Note Agreements or the Notes issued thereunder, nor constitute a waiver of any provision of any of the foregoing.

7B. Costs and Expenses. The Company agrees to pay on demand all costs and expenses incurred by the Noteholders or any other holder of a Note under either of the Note Agreements in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel. The Company further agrees to pay on demand all costs and expenses, if any (including, without limitation, counsel fees and expenses of counsel), incurred by the Noteholders or any other any holder of a Note in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this paragraph 7B.

7C. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7D. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

7E. Estoppel. To induce the Noteholders to enter into this Amendment, the Company and each Guarantor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company or any Guarantor against any holder of the Notes with respect to the obligations of the Company or any Guarantor owing to any such holder, either with or without giving effect to this Amendment.

7F. Date of May 2004 Amendment and Consent. The parties hereto acknowledge and agree that the date of the Amendment and Consent executed in May 2004 is May 5, 2004, for purposes of this Amendment, the Note Agreements and all other documents related thereto.

[Signatures on Next Page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY
WASTE INDUSTRIES USA, INC.

By
Name:
Title:

GUARANTORS
WASTE INDUSTRIES, LLC

By
Name:
Title:

DUPLIN COUNTY DISPOSAL, LLC

By
Name:
Title:

VAN BUREN COUNTY LANDFILL, LLC

By
Name:
Title:

WASTE INDUSTRIES LANDCO, LLC

By
Name:
Title:

[May 2005 Amendment and Consent]

ECO SERVICES, LLC

By
Name:
Title:

RELIABLE TRASH SERVICES, LLC

By
Name:
Title:

WASTE INDUSTRIES OF MISSISSIPPI, LLC

By
Name:
Title:

WASTE SERVICES OF MEMPHIS, LLC

By
Name:
Title:

WASTECO, LLC

By
Name:
Title:

[May 2005 Amendment and Consent]

LAURENS COUNTY LANDFILL, LLC

By
Name:
Title:

S&S ENTERPRISES OF MISSISSIPPI, LLC

By
Name:
Title:

SAMPSON COUNTY DISPOSAL, LLC

By
Name:
Title:

SAFEGUARD LANDFILL MANAGEMENT, LLC

By
Name:
Title:

SHAMROCK ENVIRONMENTAL SERVICES, LLC

By
Name:
Title:

[May 2005 Amendment and Consent]

TRANSWASTE SERVICES, LLC

By
Name:
Title:

OLD KINGS ROAD SOLID WASTE, LLC

By
Name:
Title:

WASTE INDUSTRIES PROPERTY CO., LLC

By
Name:
Title:

DOUGLASVILLE TRANSFER, LLC

By
Name:
Title:

WASTE INDUSTRIES ATLANTA, LLC

By
Name:
Title:

[May 2005 Amendment and Consent]

BLACK BEAR DISPOSAL, LLC

By
Name:
Title:

ETC OF GEORGIA, LLC

By
Name:
Title:

WASTE SERVICES OF TENNESSEE, LLC

By
Name:
Title:

WASTE INDUSTRIES OF TENNESSEE, LLC

By
Name:
Title:

WASTE SERVICES OF DECATUR, LLC

By
Name:
Title:

[May 2005 Amendment and Consent]

RED ROCK DISPOSAL, LLC

By
Name:
Title:

MOSS POINT DISPOSAL, LLC

By
Name:
Title:

[May 2005 Amendment and Consent]

NOTEHOLDERS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By
Name:
Title:

PRUCO LIFE INSURANCE COMPANY

By
Name:
Title:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By
Name:
Title:

[May 2005 Amendment and Consent]

U.S. PRIVATE PLACEMENT FUND

By Prudential Private Placement Investors, L.P., as Investment Advisor

By Prudential Private Placement Investments, Inc., its General Partner

By
Name:
Title:

[May 2005 Amendment and Consent]

SCHEDULE 8A

Subsidiaries of Waste Holdings, Inc. as of May 10, 2005

	Name	Jurisdiction of Organization	Equity Interests Outstanding
1.	S. & S. Enterprises of Mississippi, LLC	DE	(1)

2.	Sampson County Disposal, LLC	NC	(1)

3.	ETC of Georgia, LLC	GA	(2)

4.	ECO Services, LLC	DE	(1)

5.	Laurens County Landfill, LLC	NC	(1)

6.	Old Kings Road Solid Waste, LLC	DE	(2)

7.	Reliable Trash Service, LLC	DE	(2)

8.	Safeguard Landfill Management, LLC	GA	(1)

9.	Shamrock Environmental Services, LLC	GA	(1)

10.	TransWaste Services, LLC	GA	(1)

11.	Waste Industries of Mississippi, LLC	DE	(1)

12.	Waste Industries of Tennessee, LLC	DE	100% of Membership Interests owned by Waste Services of Tennessee, LLC

13.	Waste Industries Property Co., LLC	DE	(2)

14.	Waste Services of Decatur, LLC	NC	100% of Membership Interests owned by Waste Industries of Tennessee, LLC

15.	Waste Services of Memphis, LLC	DE	(1)

16.	Waste Services of Tennessee, LLC	DE	99% of Membership Interests owned by Waste Industries of Mississippi, LLC and 1% owned by WasteCo, LLC

17.	WasteCo, LLC	DE	(1)

18.	Duplin County Disposal, LLC	NC	(1)

19.	Van Buren County Landfill, LLC	NC	(1)

20.	Waste Industries LandCo, LLC	NC	(1)

21.	Waste Industries, LLC	NC	(1)

22.	Red Rock Disposal, LLC	NC	(1)

23.	Moss Point Disposal, LLC	DE	(1)

24.	Black Bear Disposal, LLC	NC	(1)

25.	Douglasville Transfer, LLC	DE	(1)

26.	Waste Industries Atlanta, LLC	DE	(1)

(1) 100% of the Membership Interests are owned by Waste Industries USA, Inc.

(2) 100% of the Membership Interests are owned by Waste Industries of Mississippi, LLC